QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2005

Las Vegas Sands Corp.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	00132373 (Commission File Number)	27-0099920 (IRS Employer Identification No.)
3355 Las Vegas Boulevard South, Las Vegas, Nevada 89109 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (702) 414-1000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

        On February 1, 2004, Las Vegas Sands Corp. (we or the "Company") announced that it planned to offer $250 million aggregate principal amount of senior notes in a Rule 144A offering and that its subsidiaries, Las Vegas Sands, Inc. ("Las Vegas Sands Opco") and Venetian Casino Resort, LLC ("Venetian"), planned to amend and restate their senior secured credit facility and had commenced a tender offer for their outstanding 11% mortgage notes due 2010 (the "11% mortgage notes"). In connection with transactions, the Company plans to provide certain information to potential investors. As a result, the Company is making the following disclosures to comply with Regulation FD.

  Use of Proceeds

        Concurrently with the senior note offering of the Company (the "note offering"), Las Vegas Sands Opco is seeking to amend its existing senior secured credit facility to increase borrowings by $400.0 million of additional term loans, expand its revolving credit facility from $125.0 million to $400.0 million, lower its interest costs and revise some of its covenants to provide greater operational flexibility. As amended, this facility is expected to provide for aggregate borrowings of up to $1.570 billion, consisting of a $1.170 billion term loan facility and a $400.0 million revolving credit facility.

        All gross proceeds from the note offering will be deposited into an escrow account upon consummation of the note offering and will be released from escrow upon satisfaction of certain conditions, including the acceptance of any 11% mortgage notes validly tendered in the tender offer, the removal of most of the restrictive covenants under the indenture governing the 11% mortgage notes and the effectiveness of the amendments to Las Vegas Sands Opco's existing senior secured credit facility described below.

        The Company will use the net proceeds of the note offering and the additional term loan borrowings available under Las Vegas Sands Opco's amended senior secured credit facility to:

  •
  retire the outstanding 11% mortgage notes; and

  •
  pay all fees and expenses associated with these transactions.

        The following is a summary of the estimated sources and uses of net proceeds from the refinancing transactions (dollars in thousands):

Sources of Funds:
Amended senior secured credit facility:
Additional term loan B borrowings	$400,000
Senior notes due 2015	250,000

Total sources	$650,000

Uses of Funds:
11% mortgage notes due 2010	$552,500
Tender premiums and related expenses(1)	81,353
Fees and expenses	9,475
Excess cash from additional term loan B borrowings	6,672

Total uses	$650,000

(1)
Includes estimated tender premiums on the 11% mortgage notes and costs incurred in connection with the refinancing transactions, assuming all outstanding 11% mortgage notes are validly tendered and receive the tender consideration described herein plus a consent payment equal to $30.00 per $1,000 in aggregate principal amount of 11% mortgage notes tendered.

  Amended Senior Credit Facility

        Las Vegas Sands Opco and Venetian entered into the existing senior secured credit facility on August 20, 2004. The existing senior secured credit facility allows the borrowers to borrow up to $1.010 billion from Goldman Sachs Credit Partners L.P., The Bank of Nova Scotia and the other lenders thereunder. The Bank of Nova Scotia acts as the administrative and collateral agent for the lenders. It is expected that the existing senior secured credit facility will be amended and restated. The following is a summary of the principal terms of the existing senior secured credit facility and the expected terms of the amended senior secured credit facility.

        Structure.    The existing senior secured credit facility consists of (1) a $115.0 million term loan A, which is subject to existing delayed draw period until February 20, 2006, (2) a $770.0 million term loan B, of which $665.0 million was funded on August 20, 2004 and the remaining $105.0 million is subject to a delayed draw period until February 20, 2005 and (3) a $125.0 million revolving credit facility (with a $75.0 million subfacility for letters of credit). As of December 31, 2004, $60 million of letters of credit were outstanding, which reduced the amount available for borrowing under the revolving credit facility.

        The amended senior secured credit facility is expected to consist of a $1.170 billion term loan facility ($105.0 million of which is subject to a delayed draw period until August 20, 2005) and a $400.0 million revolving credit facility (with a $125.0 million subfacility for letters of credit). The $115.0 million delayed draw term loan A facility is expected to be terminated.

        Use of Proceeds.    A portion of the proceeds of the existing term loan B facility funded on August 20, 2004 was used to refinance our prior senior secured credit facility under which approximately $290.0 million was outstanding as of August 20, 2004 and to pay fees and expenses incurred in connection with the existing senior secured credit facility.

        We intend to use the proceeds under the amended term loan B facilities to fund a portion of the retirement costs of the 11% mortgage notes, to refinance borrowings under the existing senior secured credit facility and to finance a portion of the design, development, construction and pre-opening costs of the Palazzo Casino Resort.

        Following the utilization of all term loan proceeds, the proceeds of borrowings under the revolving credit facility (minus the then current letter of credit usage) may be used to finance a portion of the design, development, construction and pre-opening costs of the Palazzo Casino Resort. The proceeds of borrowings under the revolving credit facility may also be used for general corporate purposes.

        Guarantors.    Subject to certain exceptions, each of Las Vegas Sands Opco's existing and subsequently acquired or organized U.S. subsidiaries has guaranteed the existing senior secured credit facility on a first-priority senior secured basis. Phase II Mall Holding, LLC, Phase II Mall Subsidiary, LLC, Interface Holding and its subsidiaries, our Macau subsidiaries and certain other subsidiaries are excluded subsidiaries and do not guarantee the loans. The same subsidiaries will guarantee the amended senior secured credit facility.

        Security.    The obligations of the borrowers under the existing senior secured credit facility and the obligations of guarantors under the guarantees are secured by first priority security interests in substantially all of the borrowers' and substantially all of each guarantor's assets (other than capital stock). The collateral does not include certain furniture, fixtures and equipment that secure any FF&E financing arrangements entered into by the borrowers or certain subsidiaries. The collateral arrangements are not expected to change in the amended senior secured credit facility.

        Disbursement Arrangements.    The provisions of the disbursement agreement previously disclosed apply to both the existing senior secured credit facility and the amended senior secured credit facility.

        Maturity.    The borrowers must repay in full all amounts outstanding under the term loan A facility and revolving credit facility on August 20, 2009, and all amounts outstanding under the term loan B facility on June 15, 2011 provided that, in the event that the existing 11% mortgage notes co-issued by the borrowers are not repaid, deferred or refinanced in full on or prior to December 15, 2009 (with such refinancing extending the maturity date of such indebtedness to a date no earlier than August 20, 2012), then the maturity date of the term loan B facility will be December 15, 2009.

        As amended, the term loan B facility is expected to mature on June 15, 2011 and the revolving facility is expected to mature in March 2010.

        Amortization.    The existing senior secured credit facility includes a term loan A facility, which will be terminated as part of the proposed amendment to such facility. Commencing on January 1, 2006, the existing term loan A facility will amortize each year (in equal quarterly installments) in the following annual amounts (stated as a percentage of the aggregate principal amount of the term loan A facility that has been drawn):

Year	Annual Percentage of Aggregate Principal Amount
2006	10%
2007	15%
2008	25%
2009	50%

        Commencing with the first full fiscal quarter after substantial completion of the Palazzo Casino Resort, both in the existing senior secured credit facility and the amended senior secured credit facility, the term loan B facility will amortize during each twelve-month period (in equal quarterly installments) in an amount equal to 1% of the aggregate principal amount of the term loan B facility, with the remainder due in equal quarterly installments in the final year prior to the maturity date of the term loan B facility.

        No amortization is required with respect to the revolving credit facility.

        Interest.    All amounts outstanding under the existing senior secured credit facility bear interest, at the borrowers' option, at a rate equal to LIBOR plus 2.50% per annum or the base rate plus 1.50% per annum. Beginning on the first interest period occurring after the date on which the Palazzo Casino Resort and the Phase II mall are substantially completed, the applicable margin for the term loan facilities will range from LIBOR plus 2.25% to LIBOR plus 2.50%, or the base rate plus 1.25% to the base rate plus 1.50% per annum, and the applicable margin for the revolving credit facility will range from LIBOR plus 2.0% to LIBOR plus 2.50%, or the base rate plus 1.0% to the base rate plus 1.50% per annum, and such applicable margins will be determined based on the ratio of consolidated total indebtedness as of the date of the financial statements most recently delivered to the lenders to EBITDA for the four-fiscal quarter period ending on such date.

        As amended, the amended senior secured credit facility is expected to have lower margins than the existing senior secured credit facility.

        Interest on overdue amounts following an event of default shall accrue at a rate equal to the applicable interest rate on such loans plus an additional 2.0% per annum.

        Optional Prepayments.    Under both the existing senior secured credit facility and the amended senior secured credit facility, the borrowers may prepay loans and reduce the amounts available to them at any time by giving prior notice thereof, in each case, without premium or penalty. However, prior to substantial completion of the Palazzo Casino Resort and the Phase II mall, voluntary prepayments or commitment reductions are only permitted so long as, after giving effect thereto, the Phase II project is "in-balance" (meaning that there are sufficient available funds to complete each of the Palazzo Casino Resort and the Phase II mall, as determined pursuant to the terms of the disbursement agreement).

        Mandatory Prepayments.    The amended senior secured credit facility is expected to include the following mandatory prepayments:

  •
  100% of the net after-tax cash proceeds of the sale or other disposition of any property or assets (with certain exceptions);

  •
  100% of the net cash proceeds of insurance or condemnation awards paid on account of any loss of collateral (with certain exceptions);

  •
  100% of the net cash proceeds received from the incurrence of indebtedness (other than specified items of indebtedness otherwise permitted);

  •
  100% of the proceeds received from any pension plan reversion; and

  •
  Any proceeds of the amended senior secured credit facility remaining on deposit with the disbursement agent after final completion of the Palazzo Casino Resort.

        Disbursement Requirement.    If, on the date that is the earlier of (a) the date that the full $552.0 million of equity required has been utilized to pay project costs of the Palazzo Casino Resort and (b) December 31, 2005, all of the conditions under the disbursement agreement to the disbursement of proceeds of the term loans for the financing of design, development, construction and pre-opening costs of the Palazzo Casino Resort have not been satisfied or waived, (i) the borrowers are required to apply the proceeds of the term loans then on deposit with the disbursement agent to prepay the loans under the existing or amended senior secured credit facility, and (ii) all outstanding commitments under the term loan A and/or the term loan B delayed draw facility will be terminated.

        Fees.    The borrowers are expected to pay the following fees under the amended senior secured credit facility:

  •
  0.50% per annum multiplied by the daily average undrawn portion of the commitment under the revolving credit facility (reduced by the amount of the letters of credit issued and outstanding);

  •
  0.75% per annum multiplied by the daily average undrawn portion of the commitments under the term loan B delayed draw facility;

  •
  customary fronting fees for the letters of credit; and

  •
  fees in connection with the amendment to the existing senior secured credit facility.

        Financial Covenants.    The amended senior secured credit facility is expected to include financial covenants that require that Las Vegas Sands Opco:

  •
  maintain a consolidated leverage ratio at specified levels;

  •
  maintain an interest coverage ratio at specified levels;

  •
  maintain a consolidated net worth at a specified amount plus an amount equal to a percentage of consolidated net income for all periods from August 20, 2004 through the applicable quarterly measurement date; and

  •
  limit consolidated capital expenditures (other than capital expenditures attributable to the design, development, construction and pre-opening costs of the Palazzo Casino Resort) to amounts no greater than specified levels (with unexpended amounts carrying over to, but only to, the next succeeding year and prorated for partial-year periods).

        The amended senior secured credit facility also is expected to contain covenants including limitations with respect to the following:

  •
  other indebtedness;

  •
  liens;

  •
  investments;

  •
  guarantees;

  •
  restricted payments (including dividends and distributions on, and redemptions and refinancings of, capital stock and cash payments on certain other debt (other than certain scheduled payments and distributions in amounts sufficient to make scheduled interest payments on the senior notes));

  •
  mergers and acquisitions;

  •
  sales of assets (including equity interests in subsidiaries);

  •
  sales and lease-backs;

  •
  modifications to material contracts;

  •
  incurrence of obligation under additional material contracts;

  •
  formation of subsidiaries;

  •
  transactions with affiliates; and

  •
  negative pledges.

        The amended senior secured credit facility is also expected to require the borrowers to retire any remaining outstanding 11% mortgage notes within a specified period after the closing of such credit facility.

        Events of Default.    The amended senior secured credit facility is expected to contain events of default including the following:

  •
  failure to make payments when due;

  •
  defaults under other material agreements or instruments governing indebtedness of certain minimum amounts;

  •
  loss of material licenses or permits;

  •
  failure or inability to complete the Palazzo Casino Resort in all material respects in accordance with the definitive construction documents, in material compliance with the budget and by March 1, 2008 (subject to force majeure extension);

  •
  failure or inability to complete the Phase II mall in all material respects in accordance with the definitive construction documents, in material compliance with the budget and by the earlier of (a) thirty-six months after the date on which sufficient permits are received to allow Phase II Mall Subsidiary to begin construction of the Phase II mall in compliance with legal requirements and (b) March 1, 2008;

  •
  loss of material contracts;

  •
  noncompliance with covenants;

  •
  breaches of representations and warranties;

  •
  bankruptcy;

  •
  judgments in excess of specified amounts;

  •
  occurrence of ERISA defaults resulting or expected to result in liability in excess of specified amounts including the existence of an amount of unfunded benefit liabilities as defined in Section 4001(a)(18) of ERISA or the occurrence of an ERISA event, such as a reportable event within the meaning of Section 4043 of ERISA;

  •
  impairment of security interests in collateral;

  •
  loss of Nevada gaming licenses; and

  •
  a change of control.

  Financing of Palazzo Casino Resort

        Because the Company has other sufficient funds, it elected to allow the furniture, fixtures and equipment ("FF&E") commitment from a lender to Las Vegas Sands Opco to partially fund development and construction costs for the Palazzo Casino Resort to expire in December 2004. We expect to fund the development and construction of the Palazzo Casino Resort at its current budget of approximately $1.6 billion (exclusive of land and certain incentives) with a combination of the remaining net proceeds from the sale of The Grand Canal Shoppes, operating cash flow, proceeds from Las Vegas Sands Opco's amended senior secured credit facility, proceeds from the Phase II mall construction loan and other debt financings, and, if necessary, proceeds from our initial public offering. We have available cash and have obtained facilities sufficient to finance the construction of the Palazzo Casino Resort at its current budget.

  Unaudited Pro Forma Condensed Consolidated Financial Statements

        Our unaudited pro forma condensed consolidated statements of operations have been prepared by management and give effect to the following items as if they had occurred on January 1, 2003:

  •
  the following transactions which occurred prior to or in connection with the initial public offering of the Company (the "initial public offering"):

  •
  The Grand Canal Shoppes sale;

  •
  the borrowing of $665.0 million under Las Vegas Sands Opco's existing senior secured credit facility of which $290.0 million was used to repay in full its prior senior secured credit facility and $19.5 million was used to pay transaction costs;

  •
  an approximately $15.2 million distribution of cash and assets unrelated to the Sands Expo and Convention Center by Interface Group Holding Company, Inc. ("Interface Holding") to Mr. Sheldon G. Adelson immediately prior to Las Vegas Sands Opco's acquisition of the Interface Holding;

  •
  an equity contribution of approximately $27.0 million to Interface Group-Nevada, Inc. ("Interface Group-Nevada") by Las Vegas Sands Opco following Las Vegas Sands Opco's acquisition of Interface Holding;

  •
  the use of proceeds from a $100.0 million mortgage loan entered into by Interface Group-Nevada on July 30, 2004 and a portion of the approximately $27.0 million equity contribution to repay in full $124.3 million of outstanding notes payable under Interface Group-Nevada's prior mortgage loan from an unaffiliated entity and to pay related fees and expenses (the "Interface refinancing");

    •
    the conversion of Las Vegas Sands Opco from a subchapter S corporation to a taxable "C" corporation for income tax purposes; and

    •
    the initial public offering.
  •
  as further adjusted, for the refinancing transactions, including:

  •
  the note offering;

  •
  the use of $323.2 million in proceeds from the initial public offering to redeem $291.1 million in aggregate principal amount of the 11% mortgage notes called for redemption and pay related redemption costs;

  •
  the amendment of Las Vegas Sands Opco's existing senior secured credit facility to, among other things, increase borrowings by $400.0 million of additional term loans and lower interest costs; and

  •
  the use of the proceeds from the note offering and borrowings under Las Vegas Sands Opco's amended senior secured credit facility for the retirement of the remaining $552.5 in aggregate principal amount of the 11% mortgage notes and for the payment of all fees and expenses associated with the refinancing transactions (assuming that all of the outstanding 11% mortgage notes are tendered by the consent time in the tender offer).

        The unaudited pro forma condensed consolidated balance sheet has been prepared by management and gives effect to the following items as if they had occurred on September 30, 2004:

  •
  the following transactions which occurred prior to or in connection with the initial public offering:

  •
  the initial public offering;

  •
  the $21.1 million tax distribution paid by Las Vegas Sands Opco on January 10, 2005; and

  •
  the conversion of Las Vegas Sands Opco from a subchapter S corporation to a taxable "C" corporation for income tax purposes.

  •
  as further adjusted, for the refinancing transactions, including:

  •
  the use of $323.2 million in proceeds from the initial public offering to redeem $291.1 million in aggregate principal amount of the 11% mortgage notes called for redemption and pay related redemption costs;

  •
  the note offering;

  •
  the amendment of Las Vegas Sands Opco's senior secured credit facility to, among other things, increase borrowings by $400.0 million of additional term loans and lower interest costs;

  •
  the use of the proceeds from the note offering and borrowings under Las Vegas Sands Opco's amended senior secured credit facility for the retirement of the remaining $552.5 million in aggregate principal amount of the 11% mortgage notes and for the payment of all fees and expenses associated with the refinancing transactions (assuming that all of the outstanding 11% mortgage notes are tendered by the consent time in the tender offer); and

  •
  the use of $27.2 million of existing cash balances to pay accrued interest on the 11% mortgage notes.

        Due to their delayed draw terms, the unaudited pro forma data does not give effect to other borrowings under the amended senior secured credit facility or the Phase II mall construction loan.

        The pro forma adjustments, which are based on available information and certain assumptions that the Company believes are reasonable under the circumstances, are applied to the historical consolidated financial statements. The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and do not purport to represent what the financial position or results of operations of the Company would actually have been had the transactions described above occurred on such dates or to project our results of operations or financial position for any future period.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS

	For the Nine Month Period Ended September 30, 2004
	Las Vegas Sands Corp. Historical	Grand Canal Shoppes Transaction			Financing Transactions(1), Interface Refinancing and Interface Distribution			Tax Distribution and Conversion to "C" Corporation			Pro Forma		Equity Clawback			The Note Offering			Bank Refinancing			11% Mortgage Notes Retirement			As Adjusted Pro Forma
	(dollars in thousands, except per share data)
Revenues:
Casino	$468,786	$			$			$			$468,786		$			$			$			$			$468,786
Rooms	236,174										236,174														236,174
Food and beverage	92,544										92,544														92,544
Retail and other	94,354		(16,779	)(2)							77,575														77,575

	891,858		(16,779)								875,079														875,079
Less—promotional allowances	(42,379)		5	(3)							(42,374)														(42,374)

Net revenues	849,479		(16,774)								832,705														832,705

Operating expenses:
Casino	214,204										214,204														214,204
Rooms	58,444										58,444														58,444
Food and beverage	48,635										48,635														48,635
Retail and other	46,657		(2,251	)(4)							44,406														44,406
Provision for doubtful accounts	9,561										9,561														9,561
General and administrative	121,788		(703	)(3)							121,085														121,085
Corporate expense	123,857										123,857														123,857
Rental expense	8,307		(886	)(3)							7,421														7,421
Pre-opening and development expense	24,512										24,512														24,512
Depreciation and amortization	51,729		(1,824	)(3)							49,905														49,905
Loss on disposal of assets	30,635										30,635														30,635
Gain on sale of The Grand Canal Shoppes	(417,822)		417,822	(5)																					—

	320,507		412,158								732,665														732,665

Operating income	528,972		(428,932)								100,040														100,040
Other income (expense):
Interest income	3,278		(67)	(3)		(300)	(6)		(158)	(6)	2,753														2,753
Interest expense, net of amounts capitalized	(99,761)		2,056	(3)		(690)	(7)				(98,395)			25,890	(10)		(12,140	)(11)		(9,006	)(12)		49,132	(13)	(44,519)
Other income (expense)	(9)		9	(3)
Loss on early retirement of debt	(6,553)		1,147	(3)		5,406	(1)

Income before provision for income taxes	425,927		(425,787)			4,416			(158)		4,398			25,890			(12,140)			(9,006)			49,132		58,274
Income tax benefit (expense)									7,326	(8)	7,326			(9,062	)(14)		4,249	(14)		3,152	(14)		(17,196	)(14)	(11,531)

Net income	$425,927		$(425,787)			$4,416			$7,168		$11,724			$16,828			$(7,891)			$(5,854)			$31,936		$46,743

Basic earnings per share	$1.31										$0.03														$0.13

Diluted earning per share	$1.31										$0.03														$0.13

Weighted average shares
Outstanding
Basic	324,998,916										352,379,869	(9)													352,379,869 (9)

Diluted	325,260,426										352,641,379	(9)													352,641,379 (9)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2003
	Las Vegas Sands Corp. Historical	Grand Canal Shoppes Transaction			Financing Transactions(1), Interface Refinancing and Interface Distribution			Tax Distribution and Conversion to "C" Corporation			Pro Forma	Equity Clawback			The Note Offering			Bank Refinancing			11% Mortgage Notes Retirement			As Adjusted Pro Forma
	(dollars in thousands, except per share data)
Revenues:
Casino	$272,804	$			$			$			$272,804	$			$			$			$			$272,804
Rooms	251,397										251,397													251,397
Food and beverage	80,207										80,207													80,207
Retail and other	132,202		(41,165	)(15)							91,037													91,037

	736,610		(41,165)								695,445													695,445
Less—promotional allowances	(44,856)		17	(16)							(44,839)													(44,839)

Net revenues	691,754		(41,148)								650,606													650,606

Operating expenses:
Casino	128,170										128,170													128,170
Rooms	64,819										64,819													64,819
Food and beverage	40,177										40,177													40,177
Retail and other	53,556		(6,811	)(17)							46,745													46,745
Provision for doubtful accounts	8,084		113	(16)							8,197													8,197
General and administrative	126,134		(1,922	)(16)							124,212													124,212
Corporate expense	10,176										10,176													10,176
Rental expense	10,128		(2,557	)(16)							7,571													7,571
Pre-opening and development expense	10,525										10,525													10,525
Depreciation and amortization	53,859		(5,151	)(16)							48,708													48,708

	505,628		(16,328)								489,300													489,300

Operating income	186,126		(24,820)								161,306													161,306
Other income (expense):
Interest income	2,125		(148	)(16)		(400	)(6)		(211	)(6)	1,366													1,366
Interest expense, net of amounts capitalized	(122,442)		4,874	(16)		(2,263	)(7)				(119,831)		34,582	(10)		(16,216	)(11)		(12,033	)(12)		65,628	(13)	(47,870)
Other income (expense)	825		62	(16)							887													887

Income before provision for income taxes	66,634		(20,032)			(2,663)			(211)		43,728		34,582			(16,216)			(12,033)			65,628		115,689
Income tax benefit (expense)									(20,306	)(8)	(20,306)		(12,104	)(14)		5,676	(14)		4,212	(14)		(22,970	)(14)	(45,492)

Net income	$66,634		$(20,032)			$(2,663)			$(20,517)		$23,422		$22,478			$(10,540)			$(7,821)			$42,658		$70,197

Basic earnings per share	$0.21										$0.07													$0.20

Diluted earning per share	$0.20										$0.07													$0.20

Weighted average shares
Outstanding
Basic	324,658,394										352,039,347 (9)													352,039,347 (9)

Diluted	325,190,459										352,571,412 (9)													352,571,412 (9)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	September 30, 2004
	Las Vegas Sands Corp. Historical	Tax Distribution			Conversion to "C" Corporation			Equity Offering			Pro Forma	Equity Clawback			The Note Offering			Bank Refinancing			11% Mortgage Notes Retirement			As Adjusted Pro Forma
	(dollars in thousands)
Assets:
Current assets:
Cash and cash equivalents	$622,198		$(21,084	)(18)	$				$740,420	(21)	$1,341,534		$(332,553)	(22)		$245,275	(23)		$395,250	(24)		$(651,669)	(25)	$997,837
Restricted cash and cash equivalents	19,773										19,773													19,773
Accounts receivable, net	51,760										51,760													51,760
Inventories	6,541										6,541													6,541
Prepaid expenses and other current assets	12,496					17,471	(19)				29,967													29,967

Total current assets	712,768		(21,084)			17,471			740,420		1,449,575		(332,553)			245,275			395,250			(651,669)		1,105,878
Property and equipment, net	1,635,074										1,635,074													1,635,074
Deferred offering costs, net	54,397										54,397		(6,820)	(22)		4,725	(23)		4,750	(24)		(12,942)	(25)	44,110
Restricted cash and cash equivalents	355,117										355,117													355,117
Other assets, net	28,155										28,155													28,155

	$2,785,511		$(21,084)			$17,471			$740,420		$3,522,318		$(339,373)			$250,000			$400,000			$(664,611)		$3,168,334

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$28,377	$			$			$			$28,377	$			$			$			$			$28,377
Construction payables	84,266										84,266													84,266
Construction payables — contested	7,232										7,232													7,232
Accrued interest payable	30,545										30,545		(9,388)									(17,816)		3,341
Other accrued liabilities	127,098										127,098													127,098
Current maturities of long term debt	13,734										13,734													13,734

Total current liabilities	291,252										291,252		(9,388)									(17,816)		264,048
Other long term liabilities	11,177					16,903	(19)				28,080													28,080
Deferred gain on sale of The Grand Canal Shoppes	72,459										72,459													72,459
Deferred rent from The Grand Canal Shoppes transaction	107,534										107,534													107,534
Long term debt	1,777,810										1,777,810		(291,140)	(22)		250,000	(23)		400,000	(24)		(552,500)	(25)	1,584,170

	2,260,232					16,903					2,277,135		(300,528)			250,000			400,000			(570,316)		2,056,291

Stockholders' equity:
Common stock (par value $0.001 per share, 1,000,000,000 shares authorized, 326,190,476 shares issued and outstanding on an actual basis; 353,571,429 shares issued and outstanding on a pro forma basis and as adjusted pro forma basis)	326								27	(21)	353													353
Capital in excess of par value	213,895					290,542	(20)		740,393	(21)	1,244,830													1,244,830
Retained earnings	311,058		(21,084	)(18)		568	(19)
						(290,542)	(20)						(38,845)	(22)								(94,295	)(25)	(133,140)

	525,279		(21,084)			568			740,420		1,245,183		(38,845)									(94,295)		1,112,043

	$2,785,511		$(21,084)			$17,471			$740,420		$3,522,318		$(339,373)			$250,000			$400,000			$(644,611)		$3,168,334

Notes to Unaudited Pro Forma
Condensed Consolidated Financial Statements

(1)
Financing transactions reflects borrowings of $665.0 million under Las Vegas Sands Opco's existing senior secured credit facility in August 2004 and the use of a portion of the borrowings to repay in full its prior senior secured credit facility and pay transaction costs in connection with the refinancing and the elimination of the related loss on early retirement of debt.

(2)
Reflects the elimination of The Grand Canal Shoppes revenues for the nine months ended September 30, 2004 of $14.0 million and the elimination of revenues associated with the leased shops of $3.4 million, offset by the recognition of deferred rent income associated with The Grand Canal Shoppes sale transaction of $0.6 million.

(3)
Reflects the elimination of The Grand Canal Shoppes revenue and expenses for the nine months ended September 30, 2004.

(4)
Reflects the elimination of The Grand Canal Shoppes expenses for the nine months ended September 30, 2004 of $4.7 million and the addition of $4.2 million of rent associated with certain lease backs from General Growth Properties ("GGP"), offset by the amortization of the deferred gain from The Grand Canal Shoppes sale of $1.7 million.

(5)
Reflects the elimination of the gain on sale of The Grand Canal Shoppes for purposes of the pro forma statement of operations because it is a non-recurring item directly related to the transaction.

(6)
Reflects the elimination of interest income earned in relation to the assumed utilization of $61.1 million of existing cash balances by Las Vegas Sands Opco to complete the Interface refinancing of $27.1 million, to make the Interface distribution of $12.9 million and to pay the January 10, 2005 tax distribution of $21.1 million.

(7)
Reflects the effect on interest expense of the following debt transactions:

	Year Ended December 31, 2003	Nine Months Ended September 30, 2004
	(dollars in thousands)
Deductions to historical interest expense:
Interest expense related to indebtedness repaid with proceeds from the financing transactions and the Interface refinancing at actual historical amounts	$(18,914)	$(13,157)
Interest expense related to amortization of deferred offering costs, at actual historical amounts	(2,831)	(1,666)
Additions to historical interest expense:
Pro forma interest expense on $295.7 million on the existing senior secured credit facility which was used to repay the $290.0 million outstanding under the prior senior secured credit facility and to pay $5.7 million of deferred offering costs (interest rate of 5.0%)(a)	14,990	9,384
Pro forma interest expense on $100.0 million new Interface mortgage loan which was used to repay outstanding notes payable under the prior Interface Group-Nevada mortgage loan (interest rate of 6.25%)(a)	6,337	3,698
Pro forma interest expense for letters of credit fees under existing senior secured credit facility (2.5% fixed rate)	227	952
Pro forma interest expense for undrawn fees on revolver under existing senior secured credit facility (0.5% fixed rate)	330	206
Pro forma amortization of estimated deferred offering costs and commitment fees using a weighted average life of 4 years	2,124	1,273

Net pro forma increase to historical interest expense	$2,263	$690

  (a)
  Based on one-month LIBOR rates at January 26, 2005 (2.55%) plus the contractual spread for the new indebtedness.

  Had interest rates been 0.125% higher during the year ended December 31, 2003 and the nine months ended September 30, 2004, the impact on the variable rate indebtedness would have caused pro forma interest expense for each period to increase by $501,000 and $309,000, respectively.

(8)
Since inception, Las Vegas Sands Opco has elected to be taxed as a subchapter S corporation for federal and state income tax purposes. Accordingly, no provision has been made for federal or state income taxes in the historical financial statements. Prior to the completion of our initial public offering, Las Vegas Sands Opco revoked and terminated its subchapter S election and thereafter became taxed as a taxable "C" corporation for income tax purposes. The pro forma provision for income taxes reflects the tax impact of this conversion on our historical results of operations, after the pro forma impact of The Grand Canal Shoppes and the financing transactions as if the conversion had occurred on January 1, 2003. This adjustment excludes the initial establishment of $17.5 million of deferred tax assets and $16.9 million of deferred tax liabilities which would have been recorded upon Las Vegas Sands Opco's tax status conversion.

(9)
Reflects the impact on basic and diluted earnings per share and basic and diluted weighted average shares outstanding due to the issuance of 27,380,953 shares of the Company's common stock in connection with the initial public offering.

(10)
Reflects the effect on interest expense due to the redemption of $291.14 million in aggregate principal amount of the 11% mortgage notes on February 1, 2005:

	Year Ended December 31, 2003	Nine Months Ended September 30, 2004
	(In thousands)
Deductions to historical interest expense:
Interest expense related to the redemption of 11% mortgage notes using proceeds of the initial public offering, at actual historical amounts	$(32,025)	$(23,975)
Interest expense related to amortization of deferred offering costs of the 11% mortgage notes, at actual historical amounts	(2,557)	(1,915)

Net pro forma decrease to historical interest expense	$(34,582)	$(25,890)

(11)
Reflects the effect on interest expense due to the note offering:

	Year Ended December 31, 2003	Nine Months Ended September 30, 2004
	(In thousands)
Additions to historical interest expense: the note offering
Pro forma interest expense of the note offering	$15,625	$11,698
Pro forma amortization of deferred offering costs using a weighted average life of 8.0 years	591	442

Net pro forma increase to historical interest expense	$16,216	$12,140

  Had interest rates been 0.125% higher during the year ended December 31, 2003 and the nine months ended September 30, 2004, the impact on the variable rate indebtedness would have caused pro forma interest expense for each period to increase by $313,000 and $234,000, respectively.

(12)
Reflects the effect on interest expense due to the amended senior secured credit facility transaction:

	Year Ended December 31, 2003	Nine Months Ended September 30, 2004
	(in thousands)
Deductions to historical interest expense:
Interest expense related to term B bank loan of existing senior secured credit facility repaid with proceeds from the $1.065 billion term B bank loan, at actual historical amounts	$(33,583)	$(25,141)
Interest expense related to amortization of deferred offering costs of term B loan of existing senior secured credit facility, at actual historical amounts	(1,175)	(882)
Additions to historical interest expense:
Pro forma interest expense on $1.065 billion term B loan of amended senior secured credit facility	45,795	34,284
Pro forma amortization of deferred offering costs related to $1.065 billion term B loan of amended senior secured credit facility (weighted average life of 8 years)	996	745

Net pro forma increase to historical interest expense	$12,033	$9,006

  Had interest rates been 0.125% higher during the year ended December 31, 2003 and the nine months ended September 30, 2004, the impact on the variable rate indebtedness would have caused pro forma interest expense for each period to increase by $1,331,000 and $998,000, respectively.

(13)
Reflects the effect on interest expense due to the retirement of the 11% mortgage notes (assuming that all of the outstanding 11% mortgage notes are tendered by the consent time in the tender offer):

	Year Ended December 31, 2003	Nine Months Ended September 30, 2004
	(in thousands)
Deductions to historical interest expense:
Interest expense related to retirement of 11% mortgage notes repaid from proceeds from the note offering and proceeds from $1.065 billion term B loan of amended senior secured credit facility, at actual historical amounts	$(60,775)	$(45,498)
Interest expense related to amortization of deferred offering costs of the 11% mortgage notes, at actual historical amounts	(4,853)	(3,634)

Net pro forma decrease to historical interest expense	$(65,628)	$(49,132)

(14)
Reflects the tax benefit (expense) of the related pro forma adjustment assuming a 35% statutory tax rate for Las Vegas Sands Corp.

(15)
Reflects the elimination of The Grand Canal Shoppes revenues for the year ended December 31, 2003 of $34.7 million and the elimination of revenues associated with the leased shops of $7.7 million, offset by the amortization of deferred revenues associated with The Grand Canal Shoppes sale transaction of $1.2 million.

(16)
Reflects the elimination of The Grand Canal Shoppes revenue and expenses for the year ended December 31, 2003.

(17)
Reflects the elimination of The Grand Canal Shoppes expenses for the year ended December 31, 2003 of $11.7 million and the addition of $8.4 million of rent associated with certain lease backs from GGP, offset by the amortization of the deferred gain from The Grand Canal Shoppes sale of $3.5 million.

(18)
This adjustment reflects Las Vegas Sands Opco's payment of a $21.1 million tax distribution on January 10, 2005 to all of its existing stockholders, due to its conversion to a "C" corporation. The amount of the tax distribution was based on the estimated taxable income of Las Vegas Sands Opco for fiscal 2004 and the highest aggregate effective marginal rate of federal, state and local income tax (or, if applicable, alternative minimum tax) to which any stockholder of Las Vegas Sands Opco immediately prior to the conversion was subject, as provided under Las Vegas Sands Opco's debt instruments.

(19)
Reflects the recognition of net current deferred tax assets and net noncurrent deferred tax liabilities in connection with Las Vegas Sands Opco's conversion from a subchapter S corporation to a taxable "C" corporation for income tax purposes as if the proposed conversion had occurred on September 30, 2004.

(20)
Reflects the reclassification of previously undistributed retained earnings to capital in excess of par value upon the completion of Las Vegas Sands Opco's conversion from a subchapter S corporation to a taxable "C" corporation for income tax purposes.

(21)
Reflects receipt of $794.0 million of gross proceeds in connection with the issuance in the initial public offering of 27,380,953 shares of common stock with a par value of $0.001 and the payment of offering costs of $53.6 million.

(22)
Reflects the utilization of $323.2 million of proceeds from the initial public offering to redeem $291.1 million of the 11% mortgage notes, the write-off of $6.8 million of unamortized debt offering costs, the payment of $32.0 million of redemption costs and the utilization of $9.4 million of existing cash to pay accrued interest on the 11% mortgage notes.

(23)
Reflects the issuance of $250.0 million of notes and payment of $4.7 million of debt offering costs as contemplated by this offering.

(24)
Reflects the borrowing of $400.0 million under Las Vegas Sands Opco's amended senior secured credit facility and payment of $4.8 million of related debt offering costs.

(25)
Reflects the utilization of $633.9 million of proceeds from the note offering and borrowings under Las Vegas Sands Opco's amended senior secured credit facility to retire $552.5 million of the 11% mortgage notes, the write-off of $12.9 million of unamortized debt offering costs, the payment of $81.4 million of redemption costs (assuming that all of the outstanding 11% mortgage notes are tendered by the consent time in the tender offer) and the utilization of $17.8 million of existing cash to pay accrued interest on the 11% mortgage notes.

Item 8.01.    Other Events

        On February 1, 2005, the Company issued a press release announcing the commencement by Las Vegas Sands Opco and Venetian of a tender offer and consent solicitation for all their outstanding 11% mortgage notes, and a press release announcing a proposed debt refinancing. The press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein in their entirety by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS VEGAS SANDS CORP.
By:	/s/ SCOTT D. HENRY Name: Scott D. Henry Title: Chief Financial Officer

Date: February 1, 2005

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release—Las Vegas Sands, Inc. and Venetian Casino Resort, LLC Commence Tender Offer and Consent Solicitation for all of their outstanding 11% Mortgage Notes Due 2010
99.2	Press Release—Las Vegas Sands Corp. Announces Proposed Debt Refinancing

QuickLinks

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
SIGNATURES
INDEX TO EXHIBITS